Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2013

with respect to

Thrivent Partner Worldwide Allocation Fund

Effective September 25, 2013, Goldman Sachs Asset Management, L.P. (“GSAM”) will replace Victory Capital Management Inc. (“Victory”) as the subadviser to the portion of Thrivent Partner Worldwide Allocation Fund (the “Fund”) that has been managed by Victory. As a result, the following changes will be made effective September 25, 2013 in the sections of the prospectus describing the Fund.

1.	The fourth and fifth sentences of the last paragraph of “Principal Strategies” in the ‘Summary Section” will be deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. manages the international small- and mid-cap equities and the emerging markets debt assets.

2.	The references to Victory as a subadviser to the Fund in “Investment Adviser(s)” in the “Summary Section” and in “Portfolio Management” under “Management, Organization and Capital Structure” will be deleted.

3.	The two sentences regarding Margaret Lindsay and the sentence thereafter in “Portfolio Manager(s)” in the “Summary Section” will be deleted and replaced with the following:

GSAM uses its Quantitative Investment Strategies team (the “QIS” team) to manage the international small-and mid-cap equities of the Fund. Ron Hua is a Managing Director and is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s QIS team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining GSAM, Mr. Hua was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management from 2004 to 2011. Len Ioffe, Managing Director, joined the GSAM as an associate in 1995 and has been a portfolio manager since 1996. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within the QIS team since 2005. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Denis Suvorov, Vice President, joined GSAM in 2011 as a portfolio manager. Between 2007 and 2011 he was a portfolio manager at Numeric Investors, LLC. GSAM uses its Emerging Market Debt and Fundamental Currency Team (the “EMD” team) to manage the emerging market debt assets of the Fund.

4.	The penultimate paragraph and the first sentence in last paragraph in “Principal Strategies” in “More about Investment Strategies and Risks” will be deleted and replaced with the following:

The investment focus for the Quantitative Investment Strategies team (the “QIS” team) of Goldman Sachs Asset Management, L.P. (“GSAM”), one of the Fund’s subadvisers, is international small- and mid-cap equities. The QIS team uses a quantitative style of management, in combination with a qualitative overlay, which emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. Investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, valuation, quality, and momentum. The valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The quality theme assesses both firm and management quality. The momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The QIS team works to enhance the efficacy of their investment techniques and, over time, may make changes to its quantitative and qualitative techniques that are based on GSAM’s proprietary research.

The investment focus for the Emerging Market Debt and Fundamental Currency Team (the “EMD” team) of GSAM is emerging markets debt securities.

5.	The third sentence in the paragraph describing GSAM as a subadviser to the Fund in “Portfolio Management” under “Management, Organization and Capital Structure” will be deleted and replaced with the following:

GSAM uses its Quantitative Investment Strategies team (the “QIS” team) to manage the international small-and mid-cap equities of the Fund. GSAM uses its Emerging Market Debt and Fundamental Currency Team (the “EMD” team) to manage the emerging market debt assets of the Fund.

Ron Hua is a Managing Director and is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s QIS team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining GSAM, Mr. Hua was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management from 2004 to 2011. Len Ioffe, Managing Director, joined the GSAM as an associate in 1995 and has been a portfolio manager since 1996. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within the QIS team since 2005. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Denis Suvorov, Vice President, joined GSAM in 2011 and has been a portfolio manager since 2011. Between 2007 and 2011 he was a portfolio manager at Numeric Investors, LLC.

The date of this Supplement is August 22, 2013.

Please include this Supplement with your Prospectus.

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Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2013

with respect to

Thrivent Partner Worldwide Allocation Fund

Effective September 25, 2013, Goldman Sachs Asset Management, L.P. (“GSAM”) will replace Victory Capital Management Inc. (“Victory”) as the subadviser to the portion of Thrivent Partner Worldwide Allocation Fund (the “Fund”) that has been managed by Victory. As a result, the following changes will be made effective September 25, 2013 in the sections of the Statement of Additional Information describing the Fund.

1.	The references to Victory as a subadviser to the Fund and Margaret Lindsay as a portfolio manager of the Fund in “Investment Adviser, Investment Subadvisers, and Portfolio Managers” will be deleted.

2.	The following sentence will be added under “GSAM Portfolio Managers” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers”:

The emerging markets debt portion of Thrivent Partner Worldwide Allocation Fund is managed by Samuel Finkelstein and Ricardo Penfold. The international small- and mid-cap equities portion of Thrivent Partner Worldwide Allocation Fund is managed by Ron Hua, Len Ioffe, Osman Ali, Takashi Suwabe, and Denis Suvorov.

3.	The following information is inserted into the table under “Other Accounts Managed by the GSAM Portfolio Managers” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (USD MM)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (USD MM)
Ron Hua	Registered Investment Companies	92	$4,756	0	$0
	Other Pooled Investment Vehicles	131	$5,805	0	$0
	Other Accounts	80	$10,530	3	$660

Len Ioffe	Registered Investment Companies	92	$4,756	0	$0
	Other Pooled Investment Vehicles	131	$5,805	0	$0
	Other Accounts	81	$10,883	4	$1,420

Osman Ali	Registered Investment Companies	89	$5,530	0	$0
	Other Pooled Investment Vehicles	122	$5,648	0	$0
	Other Accounts	79	$10,191	1	$180

Takashi Suwabe	Registered Investment Companies	25	$1,764	0	$0
	Other Pooled Investment Vehicles	109	$5,262	0	$0
	Other Accounts	61	$7,552	2	$480

Denis Suvorov	Registered Investment Companies	13	$789	0	$0
	Other Pooled Investment Vehicles	86	$5,159	0	$0
	Other Accounts	61	$7,552	0	$0

4.	The first sentence after the table under “Other Accounts Managed by the GSAM Portfolio Managers” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers” is deleted and replaced with the following:

Please note that all of GSAM’s Quantitative Investment Strategies (“QIS”) and fixed-income portfolios are managed on a team basis.

5.	The fifth and sixth sentences under “Conflicts of Interest” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers” is deleted and replaced with the following:

As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Fund may directly and indirectly invest.

6.	The sentence under “Ownership of the Fund” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers” will be deleted and replaced with the following:

GSAM’s portfolio managers listed above do not own shares of the subadvised Fund.

7.	The paragraph regarding GSAM serving as a subadviser to the Fund under “Investment Subadvisory Fees” under “Investment Adviser, Investment Subadvisers, and Portfolio Managers” will be deleted and replaced with the following:

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable for managing the emerging markets debt portion is equal to 0.55% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by GSAM; 0.50% of the next $200 million of the Fund’s average daily net assets managed by GSAM; and 0.45% of all of the Fund’s average daily net assets managed by GSAM in excess of $250 million. The fee payable for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by GSAM; and 0.54% of all of the Fund’s average daily net assets managed by GSAM in excess of $250 million. For the emerging markets debt portion, GSAM was paid $98,377 for these subadvisory services for the year ended October 31, 2010, $162,599 for the year ended October 31, 2011 and $360,206 for the year ended October 31, 2012.

The date of this Supplement is August 22, 2013.

Please include this Supplement with your Statement of Additional Information.

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